Exhibit 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
BRILLIANT EARTH, LLC
THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of Brilliant Earth, LLC, a Delaware limited liability company (the “Company”), dated as December 22, 2025, by the Company and the Manager. Capitalized terms that are used herein but not defined shall have the meanings given such terms in the LLC Agreement (as defined below).
RECITALS:
WHEREAS, the Company is governed by that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto, the “LLC Agreement”);
WHEREAS, the managing member and Manager of the Company is Brilliant Earth Group, Inc. (the “Corporation”), which was previously incorporated as a Delaware corporation and has converted to a Nevada corporation (the “Conversion”);
WHEREAS, pursuant to Section 15.03 of the LLC Agreement, the Manager may make any amendment to the LLC Agreement of an administrative nature that is necessary in order to implement the substantive provisions of the LLC Agreement, without the consent of any other Member; provided, that any such amendment does not adversely change the rights of the Members in any respect; and
WHEREAS, the Manager now desires to amend the LLC Agreement in order to accurately reflect the state of incorporation of the Corporation following the Conversion.
AMENDMENT:
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Preamble. The preamble of the LLC Agreement is hereby amended and restated in its entirety to read as follows:

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) of Brilliant Earth, LLC a Delaware limited liability company (the “Company”), dated as of September 22, 2021 (the “Effective Date”), is entered into by and among the Company, Brilliant Earth Group, Inc., a Nevada corporation (the “Corporation”), as the sole managing member of the Company, and each of the other Members (as defined herein).

2.Exhibit A. Exhibit A attached to the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
3.Exhibit B-1. Exhibit B-1 attached to the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit B-1 attached hereto.

4.Exhibit B-2. Exhibit B-2 attached to the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit B-2 attached hereto.
5.Headings. The headings contained in this Amendment are inserted for convenience only and do not constitute a part of this Amendment.
6.Continuation of Agreement Successors and Assigns; Counterparts. Except as specifically amended by this Amendment, all of the terms and conditions of the LLC Agreement are unmodified and shall continue in full force and effect and shall be binding upon the parties hereto and their respective successors and assigns in accordance with the terms thereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this First Amendment to the Amended and Restated Limited Liability Company Agreement as of the date first written above.

COMPANY:
BRILLIANT EARTH, LLC

                            By:        /s/ Alex Grab
                            Name:        Alex Grab
                            Title:        General Counsel

MANAGER:
BRILLIANT EARTH GROUP, INC.

                            By:        /s/ Alex Grab
                            Name:        Alex Grab
                            Title:        General Counsel

EXHIBIT A

FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Amended and Restated Limited Liability Company Agreement of Brilliant Earth, LLC, a Delaware limited liability company (the “Company”), dated as of September 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) by and among the Company, Brilliant Earth Group, Inc., a Nevada corporation and the sole managing member of the Company (the “Corporation”), and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1.
Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof. The undersigned hereby acknowledges, agrees and confirms that it has received a copy of the LLC Agreement and has reviewed the same and understands its contents.

2.	Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.	Address. All notices under the LLC Agreement to the undersigned shall be direct to:
[Name]
[Address]
[City, State, Zip Code]
Attn:
Facsimile:
E-mail:

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW MEMBER]

By:
Name:
Title:

Acknowledged and agreed as of the date first set forth above:

BRILLIANT EARTH, LLC

By: BRILLIANT EARTH GROUP, INC., its Managing Member

By:
Name:
Title:

EXHIBIT B-1

FORM OF AGREEMENT AND CONSENT OF SPOUSE
The undersigned spouse of _____________________________ (the “Member”), a party to that certain Amended and Restated Limited Liability Company Agreement of Brilliant Earth, LLC, a Delaware limited liability company (the “Company”), dated as of September 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Company, Brilliant Earth Group, Inc., a Nevada corporation and the sole managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledges on his or her own behalf that:
I have read the Agreement and understand its contents. I acknowledge and understand that under the Agreement, any interest I may have, community property or otherwise, in the Units owned by the Member is subject to the terms of the Agreement, which include certain restrictions on Transfer.
I hereby consent to and approve the Agreement. I agree that said Units and any interest I may have, community property or otherwise, in such Units are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on said Units or any interest I may have, community property or otherwise, in said Units.
I hereby acknowledge that the meaning and legal consequences of the Agreement have been explained fully to me and are understood by me, and that I am signing this Agreement and consent without any duress and of free will.
Dated: _____________________________

[NAME OF SPOUSE]

By:
Name:

EXHIBIT B-2

FORM OF SPOUSE’S CONFIRMATION OF SEPARATE PROPERTY
I, the undersigned, the spouse of _____________________________ (the “Member”), who is a party to that certain Amended and Restated Limited Liability Company Agreement of Brilliant Earth, LLC, a Delaware limited liability company (the “Company”), dated as of September 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Company, Brilliant Earth Group, Inc., a Nevada corporation and the sole managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledge and confirm that the Units owned by said Member are the sole and separate property of said Member, and I hereby disclaim any interest in same.
I hereby acknowledge that the meaning and legal consequences of this Member’s spouse’s confirmation of separate property have been fully explained to me and are understood by me, and that I am signing this Member’s spouse’s confirmation of separate property without any duress and of free will.
Dated: _____________________________

[NAME OF SPOUSE]

By:
Name: